Exhibit 99.2

AAM Investor Presentation February 2025

Forward-Looking Statements 2 In this presentation, American Axle & Manufacturing Holdings, Inc. (“AAM”) makes statements concerning its and Dowlais’ expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to the ability of AAM and Dowlais to consummate AAM’s business combination with Dowlais (the “Business Combination”) in a timely manner or at all; future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects and business; and management strategies and the expansion and growth of AAM’s and the combined company’s operations. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect AAM’s or the combined company’s future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” "target," and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties related to AAM include factors detailed in the reports AAM files with the United States Securities and Exchange Commission (the “SEC”), including those described under “Risk Factors” in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this communication. AAM expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its or Dowlais’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Additional Information This presentation may be deemed to be solicitation material in respect of the Business Combination, including the issuance of AAM’s shares of common stock in respect of the Business Combination. In connection with the foregoing proposed issuance of AAM’s shares of common stock, AAM expects to file a proxy statement on Schedule 14A (together with any amendments and supplements thereto, the “Proxy Statement”) with the SEC. To the extent the Business Combination is effected as a scheme of arrangement under English law (the “Scheme Document”), the issuance of AAM’s shares of common stock in connection with the Business Combination would not be expected to require registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that AAM exercises its right to elect to implement the Business Combination by way of a takeover offer (as defined in the UK Companies Act 2006) or otherwise determines to conduct the Business Combination in a manner that is not exempt from the registration requirements of the Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the AAM’s shares that would be issued in the Business Combination. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY AAM WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AAM, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at https://www.aam.com/investors. Refer to additional disclosures in the appendix

Agenda 3 ▪ AAM Investment Thesis ▪ Dowlais Overview ▪ Transformational Combination with Dowlais

AAM Investment Thesis

AAM is a Leading Global Driveline Supplier 5 Global leader in design, engineering and manufacturing of automotive propulsion systems and technologies to support electric, hybrid and ICE vehicles $6.1B 2024 Sales ~21,000 Employees1 16 Countries Over 75 Locations 11 Engineering and Tech Centers Metal Forming 31% Driveline 69% Ford 13% Other 32% GM 42% Stellantis 13% North America 73% Europe 15% Asia 9% South America 3% 2024 Sales By Business Unit 2024 Sales By Customer 2024 Sales By Geography (1) Includes temporary and JV associates

Complementary Business Segments 6 ▪ Forged Gears & Shafts ▪ CVT Pulleys ▪ Powdered Metal Connecting Rods ▪ Aluminum Valve Bodies ▪ Machined Helical Gears ▪ Differential Assemblies ▪ Strong position in electrified propulsion components METAL FORMING 2024 SALES ≈ $1.88B1 ▪ Full-size Pickup Truck and SUV Driveline Systems ▪ AWD Systems for Crossover Vehicles ▪ Damped Gears, Viscous Dampers and Rubber Isolation Pulleys ▪ Pioneer of Disconnecting AWD Systems ▪ One of the leaders in hybrid and electric driveline solutions DRIVELINE 2024 SALES ≈ $4.25B1 Leading Supplier to Attractive North American Pick-Up Truck Market Forged Components Provide Vertical Integration Advantage (1) Represents AAM net external sales

Global Footprint: Manufacture In-Region, For Region 7 Sales, Engineering, and Manufacturing Support in All Major Regions Americas Europe ▪ Advanced Technology Development Center in Detroit, Michigan ▪ Global Innovation Hub ▪ Electrification Development ▪ Production of Driveline Products ▪ Production of Metal Forming Products ▪ Technology Center in Langen, Germany ▪ Electrification Development ▪ Production of Driveline Products ▪ Production of Metal Forming Products India ▪ Technology Center in Pune, India ▪ Production of Driveline Products Asia ▪ Technology Center in Shanghai, China ▪ Electrification Development ▪ Production of Driveline Products ▪ Production of Metal Forming Products PUNE BUSINESS OFFICE WORLD HEADQUARTERS EUROPE HQ & ENGINEERING CENTER ASIA HQ & ENGINEERING CENTER

Product Portfolio Serving All Powertrain Architectures 8 Mechanical Systems Electric Systems Combustion Engine Electric Propulsion Chassis & Suspension Components & Sub Systems Traditional / ICE Hybrid Plug-In Hybrid Electric / Fuel Cell Powertrain Driveline Chassis Wheel Hubs Wheel Nuts Brake Components Steering Components Advanced Stabilizer Bars Suspension Components Input / Output Shafts CV Joints Forged and Finished Gears & Shafts Park System Components Differential Assemblies Differential Gears Hybrid Rear Axle Electric Drive Units eBeam Axles Beam Axles Independent Axles AWD Systems Transfer Cases Power Take-off Units Driveshafts Stator Assemblies* Rotor Assemblies* Rotor Shafts Traction Inverters* Traction Motors* Connecting Rods Balance Shaft Systems Isolation Pulleys Engine Dampers Camshafts Damped Gears * Not offered as individual components

High Revenue Visibility with Nearly All Core Vehicle Programs Secured 9 $20B+ In Lifetime Revenues For AAM’s Primary Driveline Programs Secured Through 2030+ 2024 2030+ Awaiting RFQ CURRENT PRODUCTION SECURED NEXT GEN PROGRAM QUOTING Platform A Platform B Platform C Platform D Platform E Platform F Platform A Platform B Platform A Platform B Platform C Next Gen Timing Next Gen Timing Next Gen Timing

ICE / Hybrid Production Forecast Now a Tailwind for AAM 10 +1.9 +4.9 +8.8 +14.0 +18.5 +21.7 +24.9 +27.6 2023A 2024E 2025E 2026E 2027E 2028E 2029E 2030E Jan-25 Forecast vs. May-23 Forecast (Cumulative) NORTH AMERICA & EUROPE – ICE PRODUCTION (MM UNITS) NORTH AMERICA & EUROPE – HYBRID PRODUCTION (MM UNITS) 7.6 8.2 9.1 10.0 11.2 11.7 11.4 10.9 2023A 2024E 2025E 2026E 2027E 2028E 2029E 2030E Jan-25 Forecast Source: S&P Global as of January 2025 Significant Profit Opportunity as ICE Production Estimates are Increased and Extended… … Augmented by Significant Opportunity in Hybrid Powertrains

Robust Quoting Environment 11 Reemergence of Attractive ICE / Hybrid Opportunities • Majority of quoting opportunities within core ICE / Hybrid products • New business opportunities for major truck / SUV platforms in North America • Leverage existing portfolio to support hybridization across markets EV-Select Strategy • Selective business pursuit • Priority on eBeam axles to extend core business • Focus on profitability vs. volume Maintain Flexibility • Supply systems and components to OEM in-house operations • Remain open to OEM and Tier 2 motor / inverter supply • Tailored regional strategies to align with market needs

Strong Margin Performance in Dynamic Market 12 $6,080 $6,125 $5,925 2023A 2024A 2025 Guidance NET SALES ($M) 11.4% 12.2% 12.3% 2023A 2024A 2025 Guidance ADJUSTED EBITDA MARGIN (%) Note: For definitions of Adjusted EBITDA and Adjusted Free Cash Flow and Non-GAAP reconciliations, please see the attached appendix. (1) Midpoint of range In accordance with Rule 28.1(c)(i) of the Takeover Code, the AAM directors confirm that, as at the date of this presentation, the AAM FY25 Profit Forecast remains valid and has been properly compiled on the basis of the assumptions stated in the attached appendix and that the basis of accounting used is consistent with AAM's accounting policies. Focus on Execution for EBITDA Margin & Free Cash Flow Conversion ADJUSTED FREE CASH FLOW MARGIN (%) 3.6% 3.8% 3.6% 2023A 2024A 2025 Guidance $M: $M: 1 1 1 $693 $749 $730 $219 $230 $215

Consistent De-Leveraging Track Record 13 Gross Debt ($M) High Cash-Flow Generation Used to Repay Debt Resulting in Strong Balance Sheet $3,975 $3,808 $3,641 $3,455 $3,105 $2,921 $2,769 $2,625 2017A 2018A 2019A 2020A 2021A 2022A 2023A 2024A Gross and Net Leverage Metrics 4Q 2024 Gross Debt $2.6B Cash & Cash Equivalents $0.6B Net Debt $2.1B 2024A Adj. EBITDA $749M Gross Leverage 3.5x Net Leverage 2.8x Note: For definitions of Adjusted EBITDA and Adjusted Free Cash Flow and Non-GAAP reconciliations, please see the attached appendix.

AAM – 2025 Guidance (as of February 14, 2025) 14 Note: For definitions of Adjusted EBITDA and Adjusted Free Cash Flow and Non-GAAP reconciliations, please see the attached appendix. In accordance with Rule 28.1(c)(i) of the Takeover Code, the AAM directors confirm that, as at the date of this presentation, the AAM FY25 Profit Forecast remains valid and has been properly compiled on the basis of the assumptions stated in the attached appendix and that the basis of accounting used is consistent with AAM's accounting policies. 2025 Financial Targets Full Year Sales $5.8 - $6.05 billion Adjusted EBITDA $700 - $760 million Adjusted Free Cash Flow $200 - $230 million • These targets are based on North American light vehicle production of ~15.1 million units, current customer production and launch schedules, production estimates of key programs we support, and business environment • Adjusted Free Cash Flow target assumes capital spending of approximately 5% of sales • AAM expects restructuring cash payments to be approximately $20 - $30 million • AAM’s 2025 financial outlook does not account for any changes to future policy, including tariffs, tax and other regulations • AAM's outlook assumes the sale of AAM's commercial vehicle axle business in India is completed by July 1, 2025 • Does not reflect any costs and expenses relating to the announced combination with Dowlais, which will impact actual results. Reflects guidance for AAM on a stand-alone pre-combination basis only

AAM Standalone Investment Thesis 15 ▪ Leading North American driveline supplier to light-duty truck and SUV platforms ▪ High revenue visibility with $20B+ of lifetime revenues secured through 2030+ ▪ Favorably positioned for resurging ICE / Hybrid volumes and quote activity in North America ▪ Consistent and improving EBITDA and free cash flow margins ▪ Strong balance sheet with proven track record of de-leveraging Compelling Standalone Value Proposition with Potential Margin Expansion & Attractive Valuation (Current: ~30% Free Cash Flow Yield)

Dowlais Overview

17 ~$6B 2023 Sales 30,000+ Employees1 22 Countries1 Global Leader in Propulsion Agnostic Driveline Solutions with a Track Record of Innovation 100 Locations1 North America 37% South America 3% Asia 26% EMEA 34% Leading Global Driveline Supplier Leading Sinter Metals Supplier Present in 50% of Vehicles ~10M Components Produced / Day >90% of Global Auto Manufacturers Served >2,000 Global Customers A MARKET LEADING, HIGH-TECHNOLOGY ENGINEERING GROUP Dowlais Overview Automotive ~80% Powder Metal ~20% Source: Dowlais Filings Note: Assumed FX: $1.2434 / £1.00 for Dowlais; (1) Includes JV Operations

Select Products % revenue1 ICE Hybrid BEV Sideshafts ~50% Propshafts ~9% AWD Systems ~14% eComponents ~10% eSystems ~2% Dowlais – Automotive Products 18 Expansive and Powertrain Agnostic Portfolio to Compete in a Dynamic Market ~80% revenue Source: Dowlais company information Note: Includes JV Operations; (1) Represents 1H24 % of Automotive revenue split, excludes Aftermarket Freight Services & Cylinder Liners

Dowlais – Leading Supplier of Sideshafts 19 DOWLAIS’ SIDESHAFT TECHNOLOGY IS WORLD LEADING.. BATTERY ELECTRIC VEHICLE …AND 2X THE SIZE OF ITS NEAREST COMPETITOR • Global, vertically integrated scale • Pioneers of the Auto CV joint • 100 joint types & sizes • ~400 active patents • ~500 engineers across 18 sites Market share(1) #1 2x nearest competitor ~2.1 Sideshafts Per Vehicle(2) ~2.4 Sideshafts Per Vehicle(2) SIDESHAFT TECHNOLOGY IS WORLD LEADING… ICE VEHICLE ICE VEHICLE BATTERY ELECTRIC VEHICLE … AND 2X THE SIZE OF ITS NEAREST COMPETITOR Source: Dowlais Filings Notes: Vehicle images for illustrative purpose only; (1) Based on 2023 Product Volumes & GKN Auto Internal Data; (2) Sideshafts per vehicle statistics based on 2021 vehicle production data

Dowlais – Powder Metallurgy Products 20 Source: Dowlais company information Note: Includes JV Operations; (1) Represents % of Powder Metallurgy revenue split Select Products % revenue1 Applications ICE Hybrid BEV Sinter Metals ~75% Auto components, structural parts, cutting tools, magnets Powder ~20% LFP batteries, energy storage systems, sinter metal feedstock Additive Manufacturing ~5% 3-D printing of industrial components across end markets Developing Key Vehicle Components Across ICE, EV and Industrial Applications ~20% revenue

Attractive Longstanding “China for China” Joint Venture 21 FY 2023 Key Statistics1 [40% Domestic] [60% Western] [60% Western] $M Revenue $777 Adj. Operating Profit $101 % margin 13% Net Income $63 Dividend to DWL $78 Supplying All of the Top 10 OEMs in China ▪ Dowlais has an interest in a number of joint ventures globally ▪ Largest and most strategic joint venture is a 50% interest with HASCO – “SDS” founded in 1988 ▪ 10 production sites across China ▪ Leading supplier of sideshafts and propshafts ▪ Growing share with local Chinese OEMs ▪ Resilient regional supply chain; China for China ▪ Received ~£300M in cumulative dividends from JV operations since 20201 Supplying Top OEMs in China Chinese OEMS, 27% Chinese OEMS, 40% Global OEMs, 73% Global OEMs, 60% 2021 H1 2024 Revenue Breakdown Evolution2 China JV Provides Balanced Portfolio Across Established & Emerging OEMs Source: Dowlais Filings Note: Assumed FX: $1.2434 / £1.00 for Dowlais; (1) Represents Dowlais’ share of all JV contributions; (2) Represents HASCO JV only (“SDS”)

Transformational Combination with Dowlais

Transaction Summary 23 CONSIDERATION ▪ Terms of the combination represent a total implied value of 85.2 pence per Dowlais share, with each Dowlais shareholder entitled to receive for each Dowlais share held: 0.0863 new AAM shares, 42 pence in cash and up to 2.8 pence of Dowlais FY24 final dividend prior to closing ▪ AAM shareholders will own approximately 51% of the combined group ▪ Implies a multiple of 4.1x 2023 Adjusted EBITDA and a multiple of 3.0x including synergies GOVERNANCE AND LEADERSHIP ▪ AAM Chairman and CEO David C. Dauch will lead the combined group ▪ At closing, two independent directors of Dowlais, Simon Mackenzie Smith and Fiona MacAulay, are expected to join the board of the combined group ▪ Four Dowlais executives will be invited to join the AAM executive leadership team APPROVALS AND EXPECTED TIMING ▪ The transaction is subject to shareholder and regulatory approvals as well as customary closing conditions ▪ Expected to close in 4Q 2025

Compelling Strategic Combination 24 Creates a leading global driveline and metal forming supplier with significant size and scale More diversified customer base with expanded and balanced geographic presence High margins with strong earnings accretion, cash flow and balance sheet Compelling industrial logic with ~$300M of synergies Creates More Robust Business Model That Accelerates Growth And Value Creation For All Stakeholders Comprehensive powertrain agnostic product portfolio with leading technology +

Financial Benefits of the Combination 25 + Revenue1 Synergies3 Combined Adj. EBITDA Margin including synergies2 Expected Day One Net Leverage including synergies3 ~$12B ~$300M ~14% ~2.5x Expect strong earnings accretion in the first full year following the close of the transaction4 (1) Combined revenue number, on a statutory basis for Dowlais, and without adjustments for differences between US GAAP and IFRS. Assumed exchange rate is $1.2434 / £1.00. (2) Adjusted EBITDA margin is the sum of AAM and Dowlais’ 2023 reported adjusted EBITDA divided by the sum of AAM’s revenue and Dowlais’ adjusted revenue. Adjusted EBITDA margin calculation gives effect to the estimated full run rate synergies of approximately $300 million. Assumed exchange rate is $1.2434 / £1.00. For definitions of AAM’s and Dowlais’ Adjusted EBITDA, please see the attached appendix. (3) Net leverage estimate includes the impact of incremental transaction financing and full run rate synergies. Run rate synergies substantially achieved by end of the third year. Please see appendix for net leverage definition. (4) Excludes transaction-related expenses and deal-related amortization.

Significantly Enhanced Scale 26 $4 $4 $4 $4 $4 $5 $5 $6 $6 $9 $11 ~$12 $14 $15 $20 $23 $43 Non Adjusted Dana Flex-N-Gate AAM Dowlais Nemak Linamar Nexteer Visteon Novelis Garrett Motion Martinrea Combined Magna Lear Aptiv Adient BorgWarner N.A. AUTO SUPPLIER RANKINGS BY 2023A TOTAL REVENUE ($B) #6 Doubles Scale and Creates Global Automotive Supplier with ~$12 Billion in Revenue 50,000+ Employees 25 Countries Over 170 Locations GLOBAL PROFILE1 Creates a Leading Global Auto Supplier Source: Automotive News Research & Data Center and company filings Note: Select Auto Suppliers depicted for comparison purposes only. Chart not to scale; Assumed FX: $1.2434 / £1.00 for Dowlais. Only mobility and automotive sales reflected for Linamar and Novelis (1) Includes JV operations of Dowlais

Complementary Combined Business 27 Forging / Casting Powdered Metal METAL FORMING • Hot, Warm and Cold Forming • Ferrous and Non-Ferrous Castings • Machining • Assemblies • Powder • Sintered Metal • Machining • Assemblies • Additive Manufacturing • Magnets Axle Systems Torque Management DRIVELINE • Beam Axles • Final Drive Units • AWD Systems • eDrive Systems • ePowertrain Components • Sideshafts • Propshafts • Joint Technology Revenue1 : ~$9B USD Revenue1 : ~$3B USD Note: Assumed exchange rate is $1.2434 / £1.00; Figures are from 2023 filings; (1) Estimated mix and subject to change

Comprehensive Product Portfolio 28 GEARS PROPSHAFTS GEARBOXES ELECTRIC DRIVE UNITS DIFFERENTIAL ASSEMBLIES eBEAM AXLES BEAM AXLES POWER TRANSFER UNITS REAR DRIVE MODULES Technology-driven powertrain agnostic product portfolio with significant CPV growth opportunity BALANCE SHAFT SYSTEMS / VCS ICE / HYBRID ELECTRIC ACTUATOR eMACHINE SIDESHAFTS

Improved Customer Diversification 29 Balanced and Diversified Customer Base + = GM 11% Stellantis 12% Ford 6% VW Group 9% Toyota 8% Renault-Nissan 6% Other 49% GM 39% Stellantis 16% Ford 12% Other 33% GM 24% Stellantis 14% Ford VW Group 9% 5% Toyota 4% Renault-Nissan 3% Other 41% 1 COMBINED GROUP 1 Source: Dowlais Filings Note: Reflects 2023A revenue splits; Assumed FX: $1.2434 / £1.00 for Dowlais; (1) Based on reported adjusted revenue in Dowlais 2023 Annual Report

30 North America 54% EMEA 25% APAC 18% South America 3% North America 73% EMEA 15% APAC 9% South America 3% North America 48% Americas 46% North America 45% North America 40% North America 40% North America 38% North America 38% Americas 36% Americas 34% North America 29% North America 24% EMEA 38% EMEA 34% EMEA 34% EMEA 37% EMEA 21% EMEA & Other 42% EMEA 41% EMEA 34% EMEA 27% EMEA 36% EMEA 32% APAC 12% APAC 20% APAC 14% APAC 19% APAC 27% APAC 21% APAC & Other 22% APAC 28% APAC 39% APAC 29% APAC 40% RoW 1% South America 7% South America 4% RoW 12% South America 2% RoW 6% South America 4% Source: Public Company Filings (1) Includes Dowlais JV Operations + 1 Combined AAM and Dowlais Will Have the Highest North American Exposure Among US-listed Auto Part Companies Improved Geographic Diversification Creating a More Diversified Global Supplier Still Favorably Exposed to North America

Improved Positioning in China 31 Transaction enhances AAM’s exposure to China • China production for China market Material Cross-Selling Opportunity • AAM products to SDS customers • SDS products to AAM customers Key Products Key Customers CVJs & Sideshafts PHEV Transmissions Unique to: Complementary Product Portfolio with Access to Growing Domestic Customer Base Unique to: eBeam Axles Helical Gears Electric Drive Units Differentials PHEV FDU AWD Systems Sales: ~$1.5B Sales: ~$0.3B Shared Products & Customers Source: Dowlais Filings Note: Assumed FX: $1.2434 / £1.00 for Shanghai GKN HUAYU Driveline Systems Co Limited (“SDS”) +

~$300M of Synergy Potential 32 Targeting 60% of expected annual run rate savings by the end of the second full year. Run Rate savings substantially achieved by end of the third year. We estimate the costs required to achieve our synergy plan are approximately equal to one year of savings. Joint plan developed to realize ~$300M of annual run-rate cost synergies Operations Purchasing SG&A • Leveraging enhanced economies of scale and spend to reduce supply costs • Utilizing vertical integration capabilities to deliver insourcing initiatives • Achieving global freight and logistical savings through increased scale, utilization and benefits from third-party logistics suppliers • Eliminating duplicate public company and other costs • Optimization of the combined workforce • Streamlining of engineering, research, and development expenses • Elimination of duplicate business and technical offices ~50% ~20% ~30% CATEGORY • Increasing operating efficiencies through the implementation of a best-of-best operating system • Optimizing the combined global manufacturing footprint TIMING AND COST TO ACHIEVE DESCRIPTION

Robust Synergy Identification and Validation Process 33 U.K. Takeover Code Rule 28 contains specific requirements regarding cost savings measures ▪ Quantified synergies to be supported by a report from a reporting accountant ▪ Deloitte LLP acted as AAM’s reporting accountant and provided an opinion1 AAM & Dowlais each appointed a global consulting firm to assist in reviewing synergy opportunities Detailed, in-person diligence sessions were conducted over multiple weeks between AAM & Dowlais management teams Synergies identified across 10 workstreams using detailed cost information from both businesses and a clean team approach (1) A copy of the Deloitte Opinion (as required by the Takeover Code) is contained in the Rule 2.7 firm offer announcement at https://www.aam.com/investors/offer-for-dowlais-group-plc

Synergy Execution 34 Steering Committee CEO and combined senior leadership from AAM and Dowlais management Integration Management Office Joint leadership from AAM and Dowlais management Integration Planning Teams Overarching cross-functional topics Master planning Baseline & value capture Organization, culture, and talent Communications AWD, Axle & Driveline BUs Metal forming & PM BUs R&D Revenue expansion Product strategy Procurement Public company costs Sales & sales support Quality & operating system Finance HR IT Facilities & EHS Supply chain management Legal ✓ Proven integration track record ✓ AAM exceeded synergy targets in prior acquisitions ✓ Mature systems and processes to drive implementation ✓ Global best-of-best management team structure will enhance execution Combined Company Integration Know-How To Execute On Synergy Plan

Substantial Free Cash Flow Generation 35 Combination Enhances Cash Flow Generation Source: Dowlais Public Filings or derived therefrom, see appendix for reconciliation Note: Assumed exchange rate is $1.2434 / £1.00; (1) Run Rate savings substantially achieved by end of the third year $M American Axle Adj. Free Cash Flow (2023A) ~$219 Dowlais Adj. Free Cash Flow (2023A) ~$203 Run-Rate Cash Flow from Synergies1 ~$300 Less: Interest from Incremental Financing ~($50) Less: Tax Impact (Illustrative 30% rate) ~($75) Combined Cash Generation Potential ~$600 % Revenue ~5% % Implied PF Market Cap. (FCF Yield) ~50%

Best-in-Class Financial Metrics 36 Source: Public Filings Note: Reflects 2023A figures; See Appendix for Adj. Free Cash Flow definition >$10B Revenue >14% EBITDA Margin >5% Adj. FCF / Sales +

Balance Sheet and Capital Allocation 37 • Transaction approximately net leverage neutral at closing (before synergies) • Committed financing in place for transaction • ~$2.2bn of new debt required to refinance existing Dowlais debt and fund cash purchase price • Expect ~$2.0 billion of liquidity at closing BALANCE SHEET • Support investment for organic growth • Prioritize debt repayment until 2.5x net leverage achieved • Targeting a more balanced capital allocation policy below 2.5x net leverage ─ Potential share repurchases or dividends CAPITAL ALLOCATION

Regulatory Update 38 TIMING ▪ Significant regulatory analysis and preparatory work already undertaken by both parties ▪ US filing (HSR) submitted on February 7, 2025 ▪ Progressing with all filings and engaging with international regulators ▪ Anticipated timing is typical for this type of transaction STRATEGIC COMBINATION ▪ Complementary product and customer portfolios ▪ Multiple competitors across key products / geographies ▪ Synergies drive competitive cost base and free cash flow to support product development ▪ Customer feedback has been supportive Expect Regulatory Approval and Closing in 4Q 2025

Transformational Opportunity to Combine with Dowlais 39 ▪ More robust, and scaled business model with compelling strategic rationale ▪ Broader, more complete powertrain agnostic portfolio with enhanced diversification ▪ High confidence in delivering ~$300M of jointly developed and vetted synergies creates shareholder value ▪ Strong, experienced and blended management team with proven track record ▪ Significant margin and earnings accretion with best-in-class financial metrics and enhanced growth potential ▪ High free cash flow generation allows for more balanced future capital allocation at net leverage below 2.5x Even Stronger Combined Value Proposition with Implied ~50% Free Cash Flow Yield

Appendix

Additional Disclosures 41 Participants in the Solicitation AAM and its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from AAM’s shareholders in respect of the Business Combination, including the proposed issuance of AAM’s shares of common stock in connection with the Business Combination. Information regarding AAM’s directors and executive officers is contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024, the definitive proxy statement on Schedule 14A for AAM’s 2024 annual meeting of stockholders, which was filed with the SEC on March 21, 2024 and the Current Report on Form 8-K of AAM, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC. To the extent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by AAM. These documents may be obtained free of charge from the SEC's website at www.sec.gov and AAM’s website at https://www.aam.com/investors. No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Non-GAAP Financial Information This presentation refers to certain financial measures, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Earnings per Share, Adjusted Free Cash Flow, Net Debt, Net Leverage Ratio and Liquidity that are not required by, or presented in accordance with, accounting principles generally accepted in the United States, or GAAP. These measures are presented to provide additional useful measurements to review AAM’s operations, provide transparency to investors and enable period-to-period comparability of financial performance. These non-GAAP measures should not be considered a substitute for any GAAP measure. Additionally non-GAAP financial measures as presented by AAM may not be comparable to similarly titled measures reported by other companies.

Additional Disclosures 42 Quantified Financial Benefits Statement This presentation contains statements of estimated cost savings and synergies arising from the Combination (together, the “Quantified Financial Benefits Statements”). Statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statement, or this presentation generally, should be construed as a profit forecast or interpreted to mean that the combined company’s earnings in the first full year following the date on which the Combination becomes effective, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM or Dowlais for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this presentation is the responsibility of AAM and the AAM Directors. A copy of the Quantified Financial Benefits Statements, the bases of belief, principal assumptions and sources of information in respect of any quantified financial benefits statement are set out in appendix 6 of the Rule 2.7 announcement made by AAM and Dowlais on January 29, 2025.

Additional Disclosures 43 Profit forecasts and estimates The statements in this presentation setting out targets for Adjusted EBITDA and Adjusted free cash flow of AAM for FY25 (together, the “AAM FY25 Profit Forecast”) constitute profit forecasts of AAM for the purposes of Rule 28.1(a) of the UK Takeover Code (Takeover Code). The UK Takeover Panel has granted AAM a dispensation from the requirement to include reports from reporting accountants and AAM’s financial advisers in relation to the FY25 Profit Forecast because it is an ordinary course profit forecast and Dowlais has agreed to the dispensation. Other than the AAM FY25 Profit Forecast, nothing in this presentation (including any statement of estimated cost savings or synergies) is intended, or is to be construed, as a profit forecast or profit estimate for any period or is to be interpreted to mean that earnings or earnings per share of AAM or Dowlais for the current or future financial years will necessarily match or exceed the published earnings or earnings per share of AAM or Dowlais, as appropriate. AAM directors’ confirmations In accordance with Rule 28.1(c)(i) of the Takeover Code, the AAM directors confirm that, as at the date of this presentation, the AAM FY25 Profit Forecast remains valid and has been properly compiled on the basis of the assumptions stated below and that the basis of accounting used is consistent with AAM's accounting policies. Basis of preparation The AAM FY25 Profit Forecast is based on AAM’s current internal forecast for the period up to 31 December 2025, using economic assumptions as at 14 February 2025. The basis of accounting used for the AAM FY25 Profit Forecast is consistent with AAM’s existing accounting policies, which: (i) are in accordance with U.S. GAAP; (ii) were applied in the preparation of the AAM’s financial statements for the year ending 31 December 2024; and (iii) are expected to be applied in the preparation of the AAM’s financial statements for the period up to 31 December 2025. The AAM FY25 Profit Forecast has been prepared on the basis referred to above and subject to the principal assumptions set out below. The AAM FY25 Profit Forecast is inherently uncertain and there can be no guarantee that any of the factors referred to under "Principal assumptions" below will not occur and/or, if they do, their effect on AAM’s results of operations, financial condition, or financial performance, may be material. The AAM FY25 Profit Forecast should therefore be read in this context and construed accordingly.

Additional Disclosures 44 Principal assumptions a) Factors outside the influence or control of the AAM Directors: i. there will be no material change to macroeconomic, political, inflationary, regulatory or legal conditions in the markets or regions in which AAM operates; ii. there will be no material change in current US interest rates, economic growth (GDP), inflation expectations or foreign exchange rates compared with AAM’s estimates; iii. there will be no material change in accounting standards; iv. there will be no material change in market conditions in relation to customer demand or the competitive environment; v. there will be no material litigation or regulatory investigations, or material unexpected developments in any existing litigation or regulatory investigation, in relation to any of AAM’s operations, products or services; and vi. there will be no business disruptions that materially affect AAM, its customers, operations, supply chain or labour supply, including natural disasters, acts of terrorism, cyber-attack and/or technological issues. b) Factors within the influence or control of the AAM Directors: i. there will be no material acquisitions, disposals, distribution partnerships, joint ventures or other commercial agreements, other than those already assumed within the forecast; ii. there will be no material change in the existing operational strategy of AAM; iii. there will be no material changes in AAM's accounting policies and/or the application thereof; iv. there are no material strategic investments or capital expenditure in addition to those already planned; and v. there will be no material change in the management or control of AAM. Publication on website A copy of this presentation will be made available (subject to certain disclaimers) on AAM’s website (at https://www.aam.com/investors) by no later than 12 noon London time on the business day following the date of this presentation. Neither the contents of this website nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this presentation.

Reconciliation of Non-GAAP Measures 45 In addition to the results reported in accordance with accounting principles generally accepted in the United States of America (GAAP) included within this presentation, we have provided certain information, which includes non-GAAP financial measures. Such information is reconciled to its closest GAAP measure in accordance with Securities and Exchange Commission rules and is included in the following slides. Certain of the forward-looking financial measures included in this earnings release are provided on a non-GAAP basis. A reconciliation of non-GAAP forward-looking financial measures to the most directly comparable forward-looking financial measures calculated and presented in accordance with GAAP has been provided. The amounts in these reconciliations are based on our current estimates and actual results may differ materially from these forward-looking estimates for many reasons, including potential event driven transactional and other non-core operating items and their related effects in any future period, the magnitude of which may be significant.

Supplemental Data* 46 *Please refer to definition of Non-GAAP measures. 2024 2023 2024 2023 Net income (loss) $ (13.7) $ (19.1) $ 35.0 $ (33.6) Interest expense 43.9 50.2 186.0 201.7 Income tax expense 6.8 5.8 27.8 9.1 Depreciation and amortization 115.4 121.4 469.7 487.2 EBITDA 152.4 158.3 718.5 664.4 Restructuring and acquisition-related costs 8.3 9.0 18.0 25.2 Debt refinancing and redemption costs 0.1 1.0 0.6 1.3 Impairment charge - - 12.0 - Loss (gain) on equity securities - (0.1) 0.1 1.1 Pension curtailment and settlement charges - 1.3 - 1.3 Adjusted EBITDA $ 160.8 $ 169.5 $ 749.2 $ 693.3 Sales 1,380.8 1,463.0 6,124.9 6,079.5 as a % of net sales 11.6% 11.6% 12.2% 11.4% EBITDA and Adjusted EBITDA Reconciliation ($ in millions) Three Months Ended Twelve Months Ended December 31, December 31,

Supplemental Data* 47 *Please refer to definition of Non-GAAP measures. Last Twelve Months Ended March 31, June 30, September 30, December 31, December 31, 2024 2024 2024 2024 2024 Net income (loss) $ 20.5 $ 18.2 $ 10.0 $ (13.7) $ 35.0 Interest expense 49.0 47.9 45.2 43.9 186.0 Income tax expense (benefit) 15.9 17.2 (12.1) 6.8 27.8 Depreciation and amortization 117.8 119.6 116.9 115.4 469.7 EBITDA 203.2 202.9 160.0 152.4 718.5 Restructuring and acquisition-related costs 2.5 5.0 2.2 8.3 18.0 Debt refinancing and redemption costs - 0.3 0.2 0.1 0.6 Impairment charge - - 12.0 - 12.0 Loss (gain) on equity securities (0.1) 0.2 - - 0.1 Adjusted EBITDA $ 205.6 $ 208.4 $ 174.4 $ 160.8 $ 749.2 Sales 1,606.9 1,632.3 1,504.9 1,380.8 6,124.9 as a % of net sales 12.8% 12.8% 11.6% 11.6% 12.2% EBITDA and Adjusted EBITDA for the Last Twelve Months Ended December 31, 2024 ($ in millions) Quarter Ended

Supplemental Data* 48 *Please refer to definition of Non-GAAP measures. 2024 2023 2024 2023 Diluted earnings (loss) per share $ (0.12) $ (0.16) $ 0.29 $ (0.29) Restructuring and acquisition-related costs 0.07 0.07 0.14 0.22 Debt refinancing and redemption costs - 0.01 0.01 0.01 Impairment charge - - 0.10 - Loss on equity securities - - - 0.01 Pension curtailment and settlement charges - 0.01 - 0.01 Tax effect of adjustments (0.01) (0.02) (0.03) (0.05) Adjusted earnings (loss) per share $ (0.06) $ (0.09) $ 0.51 $ (0.09) Adjusted Earnings (Loss) Per Share Reconciliation Three Months Ended Twelve Months Ended December 31, December 31,

Supplemental Data* 49 *Please refer to definition of Non-GAAP measures. 2024 2023 2024 2023 Net cash provided by operating activities $ 151.2 $ 52.9 $ 455.4 $ 396.1 Less: Capital expenditures net of proceeds from the sale of property, plant and equipment and from government grants (77.6) (55.9) (242.0) (193.7) Free cash flow 73.6 (3.0) 213.4 202.4 Cash payments for restructuring and acquisition-related costs 5.6 7.5 16.9 23.6 Insurance proceeds related to Malvern fire, net - - - (7.0) Adjusted free cash flow $ 79.2 $ 4.5 $ 230.3 $ 219.0 Free Cash Flow and Adjusted Free Cash Flow Reconciliation ($ in millions) Three Months Ended Twelve Months Ended Decemeber 31, Decemeber 31,

Supplemental Data* 50 *Please refer to definition of Non-GAAP measures. December 31, 2024 Current portion of long term debt $ 47.9 Long-term debt, net 2,576.9 Total debt, net 2,624.8 Less: Cash and cash equivalents 552.9 Net debt at end of period 2,071.9 Adjusted LTM EBITDA $ 749.2 Net Leverage Ratio 2.8x Net Debt and Net Leverage Ratio ($ in millions)

Supplemental Data* 51 *Please refer to definition of Non-GAAP measures. 2024 2023 2024 2023 Segment Sales Driveline $ 979.6 $ 1,015.2 $ 4,253.3 $ 4,176.7 Metal Forming 520.6 576.2 2,414.3 2,454.3 Total Sales 1,500.2 1,591.4 6,667.6 6,631.0 Intersegment Sales (119.4) (128.4) (542.7) (551.5) Net External Sales $ 1,380.8 $ 1,463.0 $ 6,124.9 $ 6,079.5 Segment Adjusted EBITDA Driveline $ 133.3 $ 140.1 $ 578.2 $ 543.6 Metal Forming 27.5 29.4 171.0 149.7 Total Segment Adjusted EBITDA $ 160.8 $ 169.5 $ 749.2 $ 693.3 Segment Financial Information ($ in millions) December 31, Three Months Ended Twelve Months Ended December 31,

Supplemental Data* 52 *Please refer to definition of Non-GAAP measures. In accordance with Rule 28.1(c)(i) of the Takeover Code, the AAM directors confirm that, as at the date of this presentation, the AAM FY25 Profit Forecast remains valid and has been properly compiled on the basis of the assumptions stated in the attached appendix and that the basis of accounting used is consistent with AAM's accounting policies. Full Year 2025 Financial Outlook ($ in millions) Low End High End Net Income $ 25 $ 60 Interest expense 170 180 Income tax expense 15 30 Depreciation and amortization 465 465 Full year 2025 targeted EBITDA 675 735 Restructuring costs 25 25 Full year 2025 targeted Adjusted EBITDA $ 700 $ 760 Adjusted EBITDA Low End High End Net cash provided by operating activities $ 475 $ 505 Capital expenditures net of proceeds from the sale of property, plant and equipment (300) (300) Full year 2025 targeted Free Cash Flow 175 205 Cash payments for restructuring costs 25 25 Full year 2025 targeted Adjusted Free Cash Flow $ 200 $ 230 Adjusted Free Cash Flow

Supplemental Data* Source: Dowlais’ public filings or derived therefrom. 53 Dowlais Adjusted EBITDA and Adjusted Free Cash Flow Calculation Detail in £MM 2023 Net cash from operating activities £239 Capital expenditures net of proceeds from the sale of property, plant and equipment (262) Dividends received from equity accounted investments 63 Interest received 5 Free Cash Flow 45 De-merger costs 48 Restructuring outflows 70 Adjusted Free Cash Flow £163 2023 Purchase of property, plant and equipment -£279 Proceeds from disposal of property, plant and equipment and intangible assets 33 Purchase of computer software and capitalized development costs (16) Capital expenditures net of proceeds from the sale of property, plant and equipment -£262

Definition of Non-GAAP Measures 54 EBITDA and Adjusted EBITDA We define EBITDA to be earnings before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding the impact of restructuring and acquisition-related costs, debt refinancing and redemption costs, gains or losses on equity securities, pension curtailment and settlement charges, impairment charges and non-recurring items. We believe that EBITDA and Adjusted EBITDA are meaningful measures of performance as they are commonly utilized by management and investors to analyze operating performance and entity valuation. Our management, the investment community and the banking institutions routinely use EBITDA and Adjusted EBITDA, together with other measures, to measure our operating performance relative to other Tier 1 automotive suppliers. We also use Segment Adjusted EBITDA as the measure of earnings to assess the performance of each segment and determine the resources to be allocated to the segments. EBITDA and Adjusted EBITDA are also key metrics used in our calculation of incentive compensation. EBITDA and Adjusted EBITDA should not be construed as income from operations, net income or cash flow from operating activities as determined under GAAP. Other companies may calculate EBITDA and Adjusted EBITDA differently. Adjusted Earnings (Loss) Per Share We define Adjusted earnings (loss) per share to be diluted earnings (loss) per share excluding the impact of restructuring and acquisition-related costs, debt refinancing and redemption costs, gains or losses on equity securities, pension curtailment and settlement charges, impairment charges and non-recurring items, including the tax effect thereon. We believe Adjusted earnings (loss) per share is a meaningful measure as it is commonly utilized by management and investors in assessing ongoing financial performance that provides improved comparability between periods through the exclusion of certain items that management believes are not indicative of core operating performance and which may obscure underlying business results and trends. Other companies may calculate Adjusted earnings (loss) per share differently. Free Cash Flow and Adjusted Free Cash Flow We define free cash flow to be net cash provided by operating activities less capital expenditures net of proceeds from the sale of property, plant and equipment and government grants. Adjusted free cash flow is defined as free cash flow excluding the impact of cash payments for restructuring and acquisition-related costs and cash payments related to the Malvern fire, including payments for capital expenditures, net of recoveries. We believe free cash flow and Adjusted free cash flow are meaningful measures as they are commonly utilized by management and investors to assess our ability to generate cash flow from business operations to repay debt and return capital to our stockholders. Free cash flow and Adjusted free cash flow are also key metrics used in our calculation of incentive compensation. Other companies may calculate free cash flow and Adjusted free cash flow differently. Net Debt and Net Leverage Ratio We define net debt to be total debt, net less cash and cash equivalents. We define Net Leverage Ratio to be net debt divided by the trailing 12 months of Adjusted EBITDA. We believe that Net Leverage Ratio is a meaningful measure of financial condition as it is commonly used by management, investors and creditors to assess capital structure risk. Other companies may calculate Net Leverage Ratio differently. Liquidity We define Liquidity as cash on hand plus amounts available on our revolving credit facility and non-U.S. credit facilities.